UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2017

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act.  ☐

Item 8.01.	Other Events.

The recently reconstituted Compensation Committee, comprised of Bruce Horowitz, Dominic Rodrigues and Jan Koe (the “Compensation Committee”), of the Board of Directors (the “Board”) of Provectus Biopharmaceuticals, Inc. (the “Company”) met on April 12, 2017 to review and analyze the existing compensation of the Board and the various Board committees established in June 2016. At this meeting, the Compensation Committee unanimously adopted the following policies and practices regarding director (“Director”) compensation for 2017, which were also approved by the Board by unanimous written consent, effective April 14, 2017:

Board, Committee, and committee chairperson retainers:

•	Non-employee Directors will continue to be paid $40,000 per year for service on the Board.

•	Directors serving on the Corporate Governance and Nominating Committee will continue to be paid $10,000 per year; the chairperson of the Corporate Governance and Nominating Committee will continue to be paid $15,000 per year.

Modified committee and committee chairperson retainers:

•	Compensation for Directors serving on the Audit Committee will be decreased from $20,000 per year to $15,000 per year; the Audit Committee Chairperson’s compensation will be decreased from $25,000 per year to $15,000 per year.

•	Compensation for Directors serving on the Compensation Committee will be decreased from $15,000 per year to $10,000 per year; the Compensation Committee Chairperson’s compensation will be decreased from $20,000 per year to $15,000 per year.

•	The Board (rather than a search committee) will oversee the Company’s search for a Chief Medical Officer, a new Chief Executive Officer, and other executive management positions, as appropriate; however, there will be no additional compensation paid to the Directors for their work during this executive management search.

Other modifications:

•	Neither stock option grants to purchase shares of the Company’s common stock nor shares of restricted common stock were awarded to non-employee Directors.

•	There will be no additional compensation for serving as Chairperson of the Board or Lead Independent Director.

•	Director fees will be paid on a monthly, pro-rated basis; provided, however, these fees will accrue until such time as the Board approves the payment of Director compensation.

Committee chairpersons:

•	Bruce Horowitz assumed the role of Chairpersonship of the Corporate Governance and Nominating Committee.

•	Dominic Rodrigues assumed the role of Chairperson of the Audit Committee.

•	Jan E. Koe remains as the Chairperson of the Compensation Committee.

Director compensation for 2016 and 2017:

•	Director fees for 2016 earned or paid in cash to non-employee Directors ranged from $90,000 to $130,000.

•	Director fees for 2017 are projected to be approximately $75,000 per Director, which results in a year-over-year decrease of approximately 17% to 42%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2017

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Timothy C. Scott
Timothy C. Scott, Ph.D.
President

3